Our Mission - Our Technology

- GlobeStar Therapeutics Mission: To pioneer biotechnology in transformative therapies for the management of chronic neurodegenerative diseases.
- GlobeStar Therapeutics is a Clinical Stage Pharmaceutical Company introducing a patented formulation of previously approved drugs for the treatment of Multiple Sclerosis.
- In clinical trials, the drug combination was shown effective in the reduction of Multiple Sclerosis co-morbidities. Significantly enhancing the lives of patients with MS.
- GlobeStar Therapeutics is initiating discussions with the FDA on clinical trial design in preparation for FDA submission and approval pathway

GlobeStar Therapeutics

Current Situation, Multiple Sclerosis (MS)

- Chronic Neurodegenerative Disease
- MS Affects Over 800,000 in US. 2.58 Million Globally
- Diagnosed in People 20 to 50 years of age. 2 of every 3 Patients are Women
- There is ***no known cure*** for any form of Multiple Sclerosis ... At any stage
- $15.3 Billion Annual Pharmaceutical spend in North America
- Second Highest Chronic Disease Cost in United States
- $26.1 Billion Annual Global Pharmaceutical Spend.

GlobeStar Therapeutics

The Solution – An Oral Combination Drug Compound

GlobeStar Therapeutics Patented Formulation of Currently Available Compounds: Minocycline, Fluconazole, and Atorvastatin

- **Minocycline**

  An oral tetracycline antibiotic. Used to treat bacterial infections including respiratory and urinary tract infections. The drug is currently being studied for relapsing-remitting multiple sclerosis (RRMS) or clinically isolated syndrome (CIS), referring to the first episode of neurologic symptoms that last at least 24-hours and are caused by myelin damage.

- **Fluconazole**

  An triazole antifungal. Used to prevent and treat a variety of fungal and yeast infections by stopping the growth of *certain* types of fungus. Studies using a combination of Minocycline & Fluconazole against candida albicans fungal growths proven effective, in vitro.

- **Atorvastatin**

  A Statin, HMG CoA reductase inhibitor. Commonly used to lower blood levels of LDL cholesterol, increase levels of HDL cholesterol and to lower triglycerides. It is also an effective immunomodulatory agent shown to prevent autoimmune encephalomyelitis in animal model studies.

United States Patent: 10610592

GlobeStar Therapeutics

Multiple Sclerosis: Stages, Prevalence & Population

- **CIS** – Clinically Isolated Syndrome. A single course of MS (immune attack on myelin). The detection of brain lesions shows up to 80% chance of developing MS
- **RRMS – Relapsing & Remitting. Relapses of increased disease activity followed by remissions.**
- **SPMS – Secondary Progressive MS. Follows RRMS and affects about 50% of those who have RRMS within 10 years. Reduced or absent relapse, but with periods of stability.**
- **PPMS – Primary Progressive MS. Affects about 15% of people diagnosed with MS**
- **HARRMS** – Highly Active Relapse / Remitting MS. Steady progression with no remissions.

Patient Demographic	N America 2020	N America 2024	N America 2029	Global 2020	Global 2024	Global 2029
Patients with Multiple Sclerosis	844,440	870,745	904,850	2,800,000	3,106,610	3,375,900
Patient Prevalence Annual Incr	14,900	15,360	15,960	58,000	64,350	70,890
Patient Prevalence CAGR	1.80%	1.80%	1.80%	2.10%	2.10%	2.10%
Patients in Stage RRMS - PPMS	759,996	783,671	814,365	2,520,000	2,795,949	3,038,310

GlobeStar Therapeutics

Multiple Sclerosis: Current Therapy Regimen

- **Treatments for MS Relapse (attacks)**
  - Corticosteroids - reduce nerve inflammation.
  - Lumbar puncture (spinal tap).
  - Plasma exchange (plasmapheresis) - may be used if the symptoms are new, severe and have not responded to steroids.

- **Treatments to modify MS progression**
  - **Injectable Drugs**
  - **Oral Drugs**
  - **Infusion Drugs**

- **Treatments for MS signs and symptoms**
  - Physical therapy.
  - Muscle relaxants - baclofen (Lioresal, Gablofen), tizanidine (Zanaflex) and cyclobenzaprine may help.
  - Medications to reduce fatigue - Amantadine (Gocovri, Osmolex), modafinil (Provigil) and methylphenidate (Ritalin.
  - Medication to increase walking speed. Dalfampridine (Ampyra) may help to slightly increase walking speed in some people.

Current Situation, Multiple Sclerosis Cost of Therapy

Drug	Type	DOT	Cost/Year
Betaseron (interferon beta-1b)	Injectable	182	$98,759
Interferon beta-1b (biosimilar)	Injectable	182	$64,428
Avonex (interferon beta-1a)	Injectable	52	$90,035
Rebif (interferon beta-1a)	Injectable	156	$98,899
Plegridy (Pegylated interferon beta-1a)	Injectable	26	$90,035
Copaxone (glatiramer acetate)	Injectable	156	$36,992
Glatiramer acetate (generic)	Injectable	365	$23,725
Tysabri (natalizumab)	Injectable	13	$86,062
Lemtrada (alemtuzumab)	Injectable	8	$187,335
Ocrevus (ocrelizumab)	Injectable	2	$65,000
Market Average			**$84,127**
Gilenya (fingolimod)	Oral	365	$99,897
Aubagio (teriflunomide)	Oral	365	$76,614
Tecfidera (dimethyl fumarate)	Oral	365	$82,979
Mavenclad (cladribine)	Oral	10	$87,750
Mayzent (siponimod)	Oral	365	$89,907
Market Average			**$87,429**

GlobeStar Therapeutics

Initial Clinical Study

- The study consisted of 150 volunteers, 90 subjects ages between 25 and 65 years with the MS disease course of a minimum of 5 to a maximum of 20 years including (60 healthy volunteers).
- The read out of the trial was based on mobility Barthel Index (disability evaluation) before and after the treatment regimen.
- The second parameter was analysis of muscle imbalance using the Kendall scale before and after the treatment regiment.
- The subjects received 2 doses per day for 45 days, along with a controlled diet.

GlobeStar Therapeutics

Initial Clinical Study

The cohort of patients had the following conditions: Multiple Sclerosis Autoimmune Diseases Disseminated or Multiple Sclerosis Nos Multiple Sclerosis, Acute Relapsing Multiple Sclerosis, Primary Progressive Multiple Sclerosis, Chronic Progressive Keywords: Autoimmune Multiple Sclerosis Relapsing Inflammation Chronic disease Demyelinating disease Progressive Remitting Relapsing

Data is based on:

- A sample of 90 people from a cluster of 150 volunteers;
- Various degrees of disability in the EDSS;
- Under regular medical review every 15 days;
- Received a 45-day treatment based on drug combinations of minocycline, atorvastatin and fluconazole.

GlobeStar
Therapeutics

Inclusion and Exclusion Criteria

Eligibility:

- Minimum Age: 18 Years
- Maximum Age: 65 Years
- Not Gender Specific, MALE = 35%   FEMALE = 67%
- Clinical diagnosis of Multiple Sclerosis 14
- EDSS score range from 3 to 7.5

Exclusion Criteria:

- Liver diseases: GOT GPT ≥ 40
- Kidney diseases: Creatinine > 1.50
- Use of psychotropic drugs
- Other musculoskeletal diagnoses, unstable cardiovascular, respiratory, metabolic
- Received a course of steroids (IV or oral) within 60 days of screening

GlobeStar
Therapeutics

U.S. Progress On Clinical Study As Of 10/1/2021

- GlobeStar Therapeutics is in talks with Harvard Medical School and Massachusetts General Hospital to host a clinical study on behalf of GSTC.
- Merit Cudkowitz, M.D., Chief of Neurology at Mass General Hospital spoke with Dr. Leonard Wisneski (Chief Medical Advisor) and Robert Chicoski (CFO, GSTC) on multiple occasions. She indicated her interest after reviewing supsequent clinical materials. She set up a follow-up call with her associates for 9/2/21.
- The second call included Eric Klawiter, M.D. Associate Professor of Neurology, Mass General Hospital and Michael Levy, M.D. Associate Professor, Harvard Medical School and Research Director, Division of Neuroimmunology and Neuroinfectious Disease, Mass General Hospital.
- Details were discussed about the proposed research project and clinical study. Dr. Wisneski (Chief Medical Advisor, GSTC) and Robert Chicoski (CFO, GSTC) were also on the call. Both Doctors from Mass General expressed interest in doing the study at Mass General and opened internal discussions about it.
- A follow-up call on terms and necessary assistance is forthcoming shortly. It is our expectation, as well as that of the doctors on the call, that the study will be done at Mass General Hospital and will begin soon.

GlobeStar Therapeutics

The Solution – An Oral Combination Drug Compound

- Clinical study indicates a **Reduction in Patient Fatigue**
- Clinical study indicates a **Recovery of Bladder Function**
- Clinical study indicates a **Recovery of Balance**
- Clinical study assessments show a **Significant Improvement in EDSS.** Measurable through a reduction of the same equal to 1.5 / 2.5 points per enrolled patient.
- Study of MRI scans indicate a **Reduction in Sclerotic Plaque**

- Clinical Use Parameters:
  - Two 5-40mg oral administrations of the drug combination per day
  - Continuous oral administration 45 days

The observations support 15 claims in the formulation United States Patent: 10610592

GlobeStar Therapeutics Patented Formulation of Currently Available Compounds: Minocycline, Fluconazole, and Atorvastatin

GlobeStar Therapeutics

Parallel Process with FDA Regulatory Pathway


CRO
• KOLs
• Patient
• Advocacy Groups
• Site Selection
3 months
CMC
• Formulation
• Supply chain
• Process Development
6 months
Preclinical
• Analytical Methods
• Testing
• Data Analysis
3 months
Pre-IND Meeting

GlobeStar Therapeutics

FDA Regulatory Pathway

Pre-IND Meeting

- 505b
- Orphan Drug Designation
- Nonclinical: Pharmacology and Toxicology Data

3 months

IND Submission

- Trial Design
- Investigator's Brochure
- Protocol
- CMC

6 months

Clinical Trail

- CRO
- # Sites
- Recruit Patients
- Pharma-covigilance

12-18 months

NDA Submission

- Lock Data
- Present finding
- Advisory Hearing
- Post Surveillance
- Follow-up studies and inspections

3 months

GlobeStar Therapeutics

Case Assumptions for revenue model

- ✓ Target MS Patient Demographic = RRMS-PPMS Stage
- ✓ Target MS Patient Demographic = All ages and gender

Patient Demographic	N America 2020	N America 2024	N America 2029	Global 2020	Global 2024	Global 2029
Patients with Multiple Sclerosis	844,440	870,745	904,850	2,800,000	3,106,610	3,375,900
Patient Prevalence Annual Incr	14,900	15,360	15,960	58,000	64,350	70,890
Patient Prevalence CAGR	1.80%	1.80%	1.80%	2.10%	2.10%	2.10%
Patients in Stage RRMS - PPMS	759,996	783,671	814,365	2,520,000	2,795,949	3,038,310

- ✓ Patient Specific Dosing
- ✓ 45 Day Oral Ingestion, Twice Per Day, 5-50mg, 90 Doses
- ✓ Per Annual Course Revenue $6,500 N. Am $3,900 ROW

GlobeStar Therapeutics

The Market Opportunity

Global MS Drug Market Spend $26,052 Billion

By Drug Class				By Administration Route		By Supply Chain Channel		
Immunomodulation Drugs 64	Interferons 18	Immunosuppressors 16%	Others 2%	Injection 55%	Oral 45%	Hospital / Clinic Pharmacy 47%	Retail Pharmacy 36%	Online Pharmacy 17%

GlobeStar Therapeutics

GlobeStar Therapeutics Inc. Patented Multiple Sclerosis Formulation Pro Forma Assumptions Years 1 – 5

North America Revenue Projections

Revenue Assumptions - Does not include any upstream revenues from other indications or international markets

Forecasted First Revenues (Post Money) 2024

Patented Multiple Sclerosis Drug - GlobeStar Therapeutics

		2024	2025	2026	2027	2028
North America - Drug Release		**Year 1**	**Year 2**	**Year 3**	**Year 4**	**Year 5**
# MS Patients Indicated Stage – US		**783,670**	**789,900**	**795,890**	**801,260**	**806,300**
Forecasted % Market Penetration		5%	20%	30%	50%	70%
Annual Courses		39,184	157,980	238,767	400,630	564,410
NSP $ Revenue / Course		6500	6000	5500	5000	5000
Gross Revenues		254,692,750	947,880,000	1,313,218,500	2,003,150,000	2,822,050,000
Less: Fees & Admin	4%	10,187,710	37,915,200	52,528,740	80,126,000	112,882,000
Net Revenues		244,505,040	909,964,800	1,260,689,760	1,923,024,000	2,709,168,000
Direct Cost of Sales		50,217,574	195,642,432	285,374,318	461,525,760	650,200,320
Gross Profit		**194,287,466**	**714,322,368**	**975,315,442**	**1,461,498,240**	**2,058,967,680**

GlobeStar Therapeutics

GlobeStar Therapeutics Inc. Patented Multiple Sclerosis Formulation Pro Forma Assumptions Years 1 – 5

Rest of World Revenue Projections

Revenue Assumptions - Does not include any upstream revenues from other indications or international markets

Forecasted First Revenues (Post Money) 2024

Patented Multiple Sclerosis Drug - GlobeStar Therapeutics

		2024	2025	2026	2027	2028
North America - Drug Release		**Year 1**	**Year 2**	**Year 3**	**Year 4**	**Year 5**
# MS Patients Indicated Stage – US		**2,012,280**	**2,053,578**	**2,095,927**	**2,139,715**	**2,184,679**
Forecasted % Market Penetration		10%	20%	30%	40%	40%
Annual Courses		201,228	410,716	628,778	855,886	873,872
NSP $ Revenue / Course		3900	3600	3300	3000	3000
Gross Revenues		784,789,200	1,478,576,160	2,074,967,730	2,567,658,000	2,621,614,800
Less: Fees & Admin	3%	23,543,676	44,357,285	62,249,032	77,029,740	78,648,444
Net Revenues		761,245,524	1,434,218,875	2,012,718,698	2,490,628,260	2,542,966,356
Direct Cost of Sales		251,458,533	496,505,875	734,500,850	964,925,876	985,202,842
Gross Profit		**509,786,991**	**937,713,001**	**1,278,217,848**	**1,525,702,384**	**1,557,763,514**

GlobeStar Therapeutics

Corporate Directors – GlobeStar Therapeutics:

James C. Katzaroff	*CEO*
William J. Farley	*Board of Directors Development Officer*
Steven F. Penderghast	*Board of Directors, Commercial Officer*
Brooke Greenwald	*Marketing Officer*
Dr. Len Wisneski	*Chairman Medical Advisory Board*

GlobeStar Therapeutics

Safe Harbor Statement

This investor presentation and other publicly available documents, including the documents incorporated herein by reference, contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding pro forma financial projections, strategy for customer retention, growth and project development. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: economic and financial conditions, the impact of conditions in the legal cannabis, related advertising and online cannabis consumer information markets on our competitive position; the adequacy of our cash flow and earnings and other conditions which may affect our ability to operate; changes in customer demand; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones; disruptions to our franchise network, our technology network, including computer systems and software, operating systems, structures or equipment, and such other factors as discussed throughout the "Risk Factors section of our offering memorandum. Any forward-looking statement made by us in this investor presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. •The forward-looking statements and projections contained in this presentation are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. •These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, an interest in the Company in any jurisdiction where the offer or sale is not permitted or would be unlawful under the securities laws of such jurisdiction. The information presented in this presentation is as of December 31, 2017 unless indicated otherwise.5

GlobeStar Therapeutics

Thank You

GlobeStar
Therapeutics

James Katzaroff, CEO

www.globestarthera.com